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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 28, 1999



                         Commission File Number: 0-27658


                            PREFERRED NETWORKS, INC.
             (Exact name of Registrant as Specified in its Charter)


              GEORGIA                                 58-1954892
   (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)               Identification Number)

                       850 Center Way, Norcross, GA 30071
                    (Address of principal executive offices)
                                   (Zip Code)
                                 (770) 582-3500
               (Registrant's telephone number including area code)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                           if changed since last year)



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ITEM 2.  DISPOSITION OF ASSETS.

         On April 19, 1999, Preferred Networks, Inc. (the "Company") entered into an agreement to sell substantially all of the assets of Preferred Technical Services, Inc. ("PTS"), a Georgia corporation and wholly owned subsidiary of Company, to Wireless Services Operating Corporation ("WSOC"), a Delaware corporation, pursuant to an Asset Purchase Agreement dated as of April 19, 1999 and amended on May 20, 1999 (the "Asset Purchase Agreement") among the Company, PTS, and WSOC. Immediately following the closing of the transaction, PTS changed its name to PNI Corp.

         The initial consideration for the assets of PTS consists of $3.5 million in cash (subject to certain holdbacks of $250,000, working capital adjustments, and other reductions as set forth in the Asset Purchase Agreement), and a $1 million credit for certain services to be rendered by WSOC to the Company relating to the maintenance of the Company's paging network infrastructure. The amount of the consideration was determined as a result of arms-length negotiations of the parties.

         PTS was engaged in the business of providing network engineering and technical services, supporting one-way and two-way wireless technologies, including installation of network equipment, maintenance of installed equipment and tower sites, sales of network equipment, engineering site surveys and network equipment repair.

         The Company intends to account for the transaction as a sale of assets and will include the results of PTS's financial results, as a discontinued operation, in its consolidated financial statements through May 31, 1999.

ITEM 5.  OTHER EVENTS

         On May 27, 1999, the Company entered into an Agreement Concerning Amendment to Credit Agreement by and among PNI Systems, LLC, the Company and NationsBank, N.A., as successor in interest to NationsBank, N.A. (South), whereby certain modifications and amendments were made to the financial covenants of the Company's credit facility with NationsBank. The Company is required to make monthly principal payments of $120,833 to NationsBank until April 30, 2000, at which time the remaining outstanding principal balance of the credit facility is due and payable. As a condition to entering into this transaction, the Company was required to pay NationsBank $1.75 million from the proceeds from the closing of the PTS transaction. Of this amount, the Company may have the ability to borrow an amount not to exceed $750,000 during the remaining term of the facility depending on certain financial covenants of the facility. In addition, the Company was required to deliver a Letter of Credit, which is secured by a certificate of deposit, to NationsBank, with a maturity date of July 15, 2000. This Letter of Credit is included in determining the required minimum consolidated cash and cash equivalents of $2 million.

         On May 28, 1999, the Company entered into a Modification Agreement by and between the Company and Associates Capital Services Corporation which modified the Company's security agreements with Associates Capital by providing for deferral of all principal payments

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through April 30, 2000 with the total deferred principal due and payable on May
1, 2000 followed by monthly principal payments in the amount of $61,123 commencing on June 1, 2000 until the rescheduled principal balance is paid in full.

         On May 28, 1999, the Company negotiated and received a written consent from Glenayre Electronics, Inc. ("Glenayre") providing for a modification to certain terms and provisions of that certain Promissory Note and Credit Agreement, dated January 26, 1999, by and between the Company and Glenayre. Subject to the receipt of a $400,000 payment upon the closing of the PTS transaction, Glenayre provided a deferral of all remaining principal payments due for calendar year 1999. All unpaid principal payments for 1999 will be due and payable on May 1, 2000. This modification is subject to the execution of final documentation between the Company and Glenayre.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Financial Statements of Business as Acquired.

                  (b)      Pro Forma Financial Information.

                           As of the date of this Current Report on Form 8-K, it is impracticable for Company to provide the financial statements required by this Item 7(b). In accordance with Item 7 (b) of Form 8-K, such financial information will be filed no later than 60 days after June 14, 1999.

                  (c)      Exhibits.


                           The following exhibits are filed as part of this Current Report on Form 8-K:

                           2.1 Asset Purchase Agreement, dated as of April 19, 1999, by and among Wireless Services Operating Corporation , Preferred Technical Services, Inc., and the Company (incorporated by reference to the Quarterly Report filed on Form 10-Q, No. 0-27658, for the quarter ended March 31, 1999).

                           2.2 Amendment to Asset Purchase Agreement, dated as of May 20, 1999, by and among Wireless Services Operating Corporation , Preferred Technical Services, Inc., and the Company.

                           2.3 Agreement Concerning Amendment to Credit Agreement dated as of May 27, 1999, by and among the Company, PNI Systems, LLC, NationsBank, N.A., and the guarantors party thereto.



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                           2.4      Modification Agreement by and between the
                                    Company and Associates Capital Services
                                    Corporation dated May 28, 1999.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                 PREFERRED NETWORKS, INC.



Date:  June 14, 1999                             By:  /s/ Kathryn Loev Putnam
                                                      Kathryn Loev Putnam
                                                      Senior Vice President &
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS

                                     Exhibit

2.1 Asset Purchase Agreement, dated as of April 19, 1999, by and among Wireless Services Operating Corporation , Preferred Technical Services, Inc., and the Company (incorporated by reference to the Quarterly Report filed on Form 10-Q, No. 0-27658, for the quarter ended March 31,
         1999).

2.2 Amendment to Asset Purchase Agreement, dated as of May 20, 1999, by and among Wireless Services Operating Corporation , Preferred Technical Services, Inc., and the Company.

2.3 Agreement Concerning Amendment to Credit Agreement dated as of May 27, 1999, by and among the Company, PNI Systems, LLC, NationsBank, N.A., and the guarantors party thereto.

2.4 Modification Agreement by and between the Company and Associates Capital Services Corporation dated May 28, 1999.